EXHIBIT  23.1  -  CONSENT  OF  ACCOUNTANTS


                             Henry Schiffer, C.P.A.
                           An Accountancy Corporation
                          315 Beverly Drive, Suite 211
                        Beverly Hills, California   90212
                  Telephone: (310) 286-6830 Fax: (310) 286-6840


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of Internet Business International, Inc. on Form S-8 of our report dated September 17, 2002 relating to the financial statements of Internet Business International, Inc. appearing in the Company's Annual Report on Form 10-KSB/A for the year ended June 30, 2002.


/s/  HENRY  SCHIFFER,  CPA
HENRY  SCHIFFER,  CPA
August 15, 2003